UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
November 30, 2016

INVACARE CORPORATION

(Exact name of Registrant as specified in its charter)

Ohio	001-15103	95-2680965
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Invacare Way, P.O. Box 4028, Elyria, Ohio 44036
(Address of principal executive offices, including zip code)

(440) 329-6000
(Registrant’s telephone number, including area code)

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(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.	Entry into a Material Definitive Agreement.

On November 30, 2016, Invacare Corporation (the “Company”) entered into a Fourth Amendment to Amended and Restated Revolving Credit and Security Agreement (the “Credit Agreement Amendment”), which amends the Amended and Restated Revolving Credit and Security Agreement, dated as of September 30, 2015, as amended (the “Credit Agreement”), by and among the Company, certain of the Company’s direct and indirect domestic, Canadian and European subsidiaries, the lenders party thereto, PNC Bank, National Association, as the agent for the lenders, and J.P. Morgan Europe Limited, as the European agent for the lenders.
The Credit Agreement Amendment provides for, among other things:

•	the extension of the maturity date of the credit facilities provided under the Credit Agreement from January 16, 2018 to January 16, 2021;

•
the amendment of the negative covenant regarding sales of assets to reset the aggregate amount of permitted dispositions at up to $25 million, for dispositions made on or after the date of the Credit Agreement Amendment;

•
the amendment of the provision regarding the appraisal of assets securing the U.S. and Canadian credit facility to reduce the frequency of field examinations of such assets, so long as no cash dominion period is in effect and the Company has undrawn availability equal to at least 25% of the borrowing base amount under the U.S. and Canadian credit facility; and

•	technical amendments to certain provisions to address changes in accounting treatment with respect to leases and to address recent European Union legislation applicable to financial institutions.
The foregoing description of the Credit Agreement Amendment is a summary and is qualified in its entirety by reference to the full text of the Credit Agreement Amendment, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated by reference into this Item 1.01.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

10.1
Fourth Amendment to Amended and Restated Revolving Credit and Security Agreement, dated as of November 30, 2016, by and among the Company, the other borrowers party thereto, the guarantors party thereto, the lenders party thereto, PNC Bank, National Association, as agent for the lenders, and J.P. Morgan Europe Limited, as European agent for the lenders.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVACARE CORPORATION
(Registrant)

Date: November 30, 2016	By:	/s/ Robert K. Gudbranson
	Name:	Robert K. Gudbranson
	Title:	Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description of Exhibit

10.1
Fourth Amendment to Amended and Restated Revolving Credit and Security Agreement, dated as of November 30, 2016, by and among the Company, the other borrowers party thereto, the guarantors party thereto, the lenders party thereto, PNC Bank, National Association, as agent for the lenders, and J.P. Morgan Europe Limited, as European agent for the lenders.